1933 Act File No. 33-31072
                                                      1940 Act File No. 811-5876

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 15 [X]
                                       And
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940
                       Post-Effective Amendment No. 15 [X]

                          LORD ABBETT SERIES FUND, INC.
                          -----------------------------
                Exact Name of Registrant as Specified in Charter

                   767 FIFTH AVENUE, NEW YORK, N.Y. 10153-0203
                   -------------------------------------------
                      Address of Principal Executive Office

                                 (212) 848-1800
                                 --------------
                          Registrant's Telephone Number

                         Thomas F. Konop, Vice President
                   767 Fifth Avenue, New York, N.Y. 10153-0203
                   -------------------------------------------
                     (Name and Address of Agent for Service)

      It is proposed that this filing will become effective (check appropriate box)

|_|   immediately on filing pursuant to paragraph (b) of Rule 485 on
|_|   (date) pursuant to paragraph (b) of Rule 485.
|X|   60 days after filing pursuant to paragraph (a)(1) of Rule 485
|_|   on (date) pursuant to paragraph (a)(1) of Rule 485
|_|   75 days after filing pursuant to paragraph (a)(2) of Rule 485
|_|   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment
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                                       2


LORD ABBETT SERIES FUND, INC.
FORM N-1A
Cross Reference Sheet
Pursuant to Rule 481(a)

                                EXPLANATORY NOTE

      This Post-Effective Amendment No. 15 (the "Amendment") to the Registration Statement relates only to the Variable Contract Class of the International Portfolio of Lord Abbett Series Fund, Inc. The other Series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                                        POST-EFFECTIVE
                                                         AMENDMENT NO.

Growth and Income Portfolio - Variable Contract Class         12
Bond-Debenture Portfolio - Variable Contract Class            13
Mid-Cap Value Portfolio - Variable Contract Class             14

Form N-1A               Location In Prospectus or
Item No.                Statement of Additional Information
--------                -----------------------------------

1                       Cover Page

2                       N/A

3                       N/A

4(a)(i)                 Cover Page; Our Management

4(a)(ii)                How We Invest; Investment Policies, Risks and Limits

4(b)(c)                 How We Invest; Investment Policies, Risks and Limits
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5(a)                    Our Management

5(b)                    Our Management; Back Cover Page

5(c)                    Portfolio Management; Our Management

5(d)                    N/A

5(e)                    Back Cover Page

5(f)                    Our Management

5(g)(i)                 N/A

5(g)(ii)                Purchases and Redemptions

5A                      N/A

6(a)                    Our Management

6(b)(c)(d)              N/A

6(e)                    Cover Page

6(f)(g) Dividends and Distributions; Investment Policies, Risks and Limits

7(a)                    Back Cover Page; Purchases and Redemptions

7(b)                    Purchases and Redemptions; Net Asset Value

7(c)(d)                 N/A

7(e)(f)                 Purchases and Redemptions

8                       Purchases and Redemptions

9                       N/A

10                      Cover Page

11                      Cover Page - Table of Contents

12                      N/A

13                      Investment Policies
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                                       4


14                      Directors and Officers

15(a)(b)                N/A

15(c)                   Directors and Officers

16(a)(i)                Investment Advisory and Other Services

16(a)(ii)               Directors and Officers

16(a)(iii)              Investment Advisory and Other Services

16(b)                   Investment Advisory and Other Services

16(c)(d)(e)(g)          N/A

16(f)                   Purchases and Redemptions; Investment Advisory and Other
                        Services

16(g)(h)                Investment Advisory and Other Services

16(i)                   N/A

17(a)                   Portfolio Transactions

17(b)                   N/A

17(c)                   Portfolio Transactions

17(d)                   Portfolio Transactions

17(e)                   N/A

18(a)                   Cover Page

18(b)                   N/A

19(a)(b)                Purchases and Redemptions; Notes to Financial Statements

19(c)                   N/A

20                      Taxes

21(a)                   Purchases and Redemptions

21(b)(c)                N/A

22(a)                   N/A

22(b)                   Past Performance

23                      N/A

This Prospectus sets forth concisely the information about the International Portfolio ("we" or the "Portfolio") of Lord Abbett Series Fund, Inc. (the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

The investment objective of the International Portfolio is long-term capital appreciation. The production of any current income is incidental to this objective and the International Portfolio also may invest in securities which do not produce any income. The International Portfolio normally invests primarily in equity securities of non-U.S. issuers. There can be no assurance that this objective will be achieved.

The Statement of Additional Information dated January 1, 1999 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information."

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Portfolio involves risks, including the possible loss of principal.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

January 1, 1999
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                                       2


HOW WE INVEST

Investments for the International Portfolio will be made in equity securities of companies domiciled in developed countries, but investments also may be made in the securities of companies domiciled in developing countries. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 80% of the total assets of the Portfolio will be invested in such equity securities of companies which are domiciled in at least three different countries outside the United States. The Portfolio may temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. See "Investment Policies" in the Statement of Additional Information. Although the International Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Any remaining assets of the Portfolio not invested as described above may be invested in certain securities or obligations as set forth under the heading "Investment Policies, Risks and Limits."

--------------------------------------------------------------------------------

RISK FACTORS

Although the Portfolio will typically hold a number of diversified securities, it does entail above-average investment risk in comparison to the U.S. stock market. Also, although the International Portfolio intends to invest primarily in equity securities of companies with market capitalization of less than $1 billion listed on stock exchanges, it may also invest in equity securities of such companies traded in over-the-counter markets, as well as large and middle capitalization securities. Small capitalization securities involve greater risk and the markets for such securities may be more volatile and less liquid than those of larger securities. Securities of companies in developing countries may pose liquidity risks. For a description of special considerations and certain risks associated with investments in foreign issuers, see section headed "Investment Policies, Risks and Limits."
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                                        3


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PORTFOLIO MANAGEMENT

Christopher Taylor serves as portfolio manager of the International Portfolio. Mr. Taylor is Managing Director of Fuji-Lord Abbett International, Ltd. (the "Sub-Adviser"). He has been with the Sub-Adviser and its predecessor since 1987 and has 15 years of investment experience.

--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS

Lord Abbett Distributor LLC ("Lord Abbett Distributor"), located at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, is the distributor of the shares (the "shares") of the Variable Contract Class (the "Class") of the Portfolio. The shares are currently issued and redeemed only in connection with investment in and payments under certain variable annuity contracts issued by life insurance companies and their affiliates ("Life Companies"). The shares are purchased and redeemed at net asset value. Lord Abbett Distributor and the Fund each reserves the right to suspend, change or withdraw the offering of shares of any Portfolio or Portfolios or any of the terms of such offering.

In selecting broker-dealers to execute portfolio transactions for the Fund's Portfolio, if two or more broker-dealers are considered capable of best execution, the Fund may prefer the broker-dealer who has sold Fund shares through the sale of such Variable Contracts.

Shareholder Servicing Plan. Under the Shareholder Servicing Plan (the "Plan"), the Portfolio, on behalf of the Class, may make payments to Lord Abbett Distributor for remittance to a Life Company for certain shareholder servicing activities of such Life Company, provided that such remittances in the aggregate do not exceed 0.25 of 1%, on an annual basis, of the average daily net asset value of shares of the Portfolio sold to such Life Company to be used as the underlying investment for variable life insurance and variable annuity contracts ("Variable Contracts").

The Plan is intended to provide additional incentives to Life Companies to provide continuiing information and investment services to variable life insurance policyholders and variable annuity contract owners who invest in the Portfolio and to encourage such persons to remain invested in the Portfolio. Variable annuity contract owners should refer to the fee table section of their separate account prospectuses for further information with respect to the effect of the Plan on their annuity contract expenses.

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DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions are distributed to the shareholders and will be payable in shares or cash at the election of shareholders. The Life Companies, with respect to shares held by their separate accounts, have elected, and intend to continue to elect, to receive dividends and distributions in shares. Dividends and distributions are made at such frequency and in such amount as to assure compliance with the Internal Revenue Code.

--------------------------------------------------------------------------------

OUR MANAGEMENT

The Fund is supervised by a Board of Directors, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages over $27 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

In accordance with its view of present applicable law, the Fund views the separate account(s) of Life Companies as shareholders of the Fund having the right to vote Fund shares at any meeting of shareholders and will provide pass-through voting privileges to all contract owners. Life Companies will vote shares of the Fund held in the separate account(s) for which no timely voting instructions from contract owners are received, as well as shares they own, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the separate account prospectuses.

The Fund pays Lord Abbett a monthly fee, based on average daily net assets of Portfolio for each month, at an annual rate of 1%. Lord Abbett is obligated to pay the Sub-Adviser a monthly fee equal to one-half of Lord Abbett's fee. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

Lord Abbett has entered into an agreement with the Sub-Adviser, under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Portfolio's assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owns 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett owns approximately 27% of such outstanding voting stock. As of September 30, 1998, the Sub-Adviser manages approximately $915 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the International Portfolio's assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters.

The Fund. The Fund is a diversified open-end management investment company established in 1989. The Fund is a series fund currently comprised of four active Portfolios. This Prospectus offers only the single class of shares of the International Portfolio: the Variable Contract Class. Each share of common stock of the Fund, regardless of Class, has a par value of $.001 per share and has one vote and an equal right to dividends and distributions which are affected by expenses unique to the class. All shares have noncumulative voting rights for the election of directors. Each share is fully paid, nonassessable and freely transferable. There are no liquidation, conversion or preemptive rights. The fiscal year-end of the Fund is December 31.

--------------------------------------------------------------------------------

INVESTMENT POLICIES, RISKS AND LIMITS

The Portfolio is permitted to utilize, within limits established by the Board of Directors, the following investment policies in an effort to enhance the Portfolio's performance. These policies have risks associated with them. However, the Portfolio follows certain practices that may reduce these risks. To the extent the Portfolio utilizes some of these policies, its overall performance may be positively or negatively affected.

Financial Futures and Options Thereon. The Portfolio may deal in financial futures transactions with respect to the type of securities described in this Prospectus, including indices of such securities and options on such financial futures and indices. The Portfolio will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Portfolio's total assets.

Investment Funds. Some emerging countries have laws and regulations thatcurrently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The Portfolio may invest (normally not more than 5% of the Portfolio's total assets) in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable restrictions as discussed herein or in the Statement of Additional Information. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

Depository Receipts. The International Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent that such Depository Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. ADRs may be established by a depository without participation by the underlying issuer. GDRs, EDRs and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of ecurities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The Portfolio may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Portfolio's investment policies, the Portfolio's investments in Depository Receipts will be deemed to be investments in the underlying securities.

Foreign Investments. Investment in the Portfolio requires consideration ofcertain factors that are not normally involved in investments in U.S. securities. Generally, at least 80% of the assets of the International Portfolio will be denominated or traded in foreign currencies. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated or traded in that currency. The performance of the Portfolio will be measured in U.S. dollars, the base currency of the Portfolio. Securities markets of foreign countries in which the Portfolio may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect the Portfolio's ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries.

In addition, the Portfolio may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency.

Other considerations include political and social instability, expropriation, higher transaction costs and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments.

In addition, foreign securities held by the Portfolio may be traded on days that the Portfolio do not value their portfolio securities, such as Saturdays and customary U.S. business holidays, and, accordingly, the Portfolio's net asset value may be significantly affected on days when shareholders do not have access to the Portfolio.

Many of the emerging or developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries.

Also, it may be more difficult to obtain a judgment in a court outside the United States.

Foreign Currency Hedging Techniques. The Portfolio may utilize various foreign currency hedging techniques described below when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar.

A forward foreign currency contract involves an obligation to purchase orsell a specific amount of a currency at a set price on a future date. The Portfolio may enter into forward foreign currency contracts (but not in excess of the amount it has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, the Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency or, in the alternative, the Portfolio may use a cross-currency hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. The Portfolio intends to enter into such forward contracts under this second circumstance periodically.

The Portfolio also may transact in currency put and call options on U.S.exchanges or U.S. over-the-counter markets ("OTC") to protect the dollar against foreign currency exposure. A put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such currency put and call options will not exceed 5% of the net assets of the Portfolio.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms and banks trade options which are more flexible than exchange-listed options with respect to strike price and maturity date. These OTC options generally are available on a wider range of currencies. OTC foreign-currency options generally are more liquid than listed options and involve the credit risk associated with the individual issuer. OTC options together with illiquid securities may comprise no more than 15% of the Portfolio's net assets.

A currency call option, upon payment of a premium, gives the purchaser ofthe option the right to buy and the seller (writer) of the obligation to sell, the underlying currency at the exercise price until the expiration of the option. The Portfolio's purchase of a call option on a currency might be intended to protect the Portfolio against an increase in the price of the underlying currency that it intends to purchase in the future by fixing the price at which it may purchase such currency. The Portfolio may sell (write) a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting
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                                       9


currency appreciation potential. The face value of such writing (as well as the cross-hedging described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Portfolio to cover such call writing or (b) to be crossed.

Limitations imposed by the Internal Revenue Code on regulated investmentcompanies may restrict the Portfolio's ability to engage in transactions in options, forward contracts and cross hedges.

The Portfolio will segregate cash or permitted liquid securities belongingto the Portfolio in an amount not less than that required by SEC Release 10666 and SEC staff interpretations thereof with respect to the Portfolio's assets committed to (a) currency put and call options, (b) forward foreign currency contracts and
(c) cross hedges entered into by the Portfolio. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Portfolio's commitments with respect to such options, forward foreign currency contracts and cross hedges.

Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Directors to be liquid, will not be subject to this limit. Investment by the Portfolio in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Portfolio's liquidity during periods of decreased market interest in such securities.

Borrowing. The Portfolio may borrow from banks (as defined in the InvestmentCompany Act of 1940, as amended, the "Act"), in amounts up to 33 1/3% of its total assets (including the amount borrowed). The Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. The Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Diversification. The Portfolio intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of the Portfolio's total assets be invested in any one issuer and (b) with respect to 50% of the Portfolio's total assets, no more than 5% of such total assets be invested in any one issuer except U.S. Government securities.

For purposes of the following 75% test, the Portfolio is prohibited as a "diversified" investment company, with respect to 75% of the value of its total assets, from investing
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                                       10


more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" for the fixed-income portion of the Portfolio's assets will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a sovereign state's political subdivision are separate from those of the sovereign state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

When-Issued or Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term securities. The Portfolio does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

While this investment strategy may contribute significantly to a portfolioturnover rate substantially in excess of 100%, it is anticipated to have little or no transaction costs or adverse tax consequences for the Portfolio. Transaction costs normally do not include brokerage because the Portfolio's fixed-income portfolio transactions usually are on a principal basis and, at the time of purchase, the Portfolio normally anticipates that any markups charged will be more than offset by the anticipated economic benefits of the transactions. In the remote situation where this anticipated result does not occur, the markups may offset any benefits.

Covered Call Options. The Portfolio may write call options on securities it owns, provided that the securities it holds to cover such options does not represent more than 5% of net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

It is currently intended that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of the policies identified below.
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                                       11


Rights and Warrants. The Portfolio may invest in rights and warrants to purchase securities provided that, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would not exceed 5% of its total assets. Warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange may not exceed 2% of total assets.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Closed-end Investment Companies. The Portfolio may invest in shares ofclosed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Portfolio and the closed-end investment company both charge a management fee.

Lending of Portfolio Securities. The Portfolio may seek to earn income by lending its portfolio securities if the loan is collateralized and its terms are in accordance with regulatory requirements. These loans may not exceed 30% of the value of the Portfolio's total assets. In such an arrangement, the Portfolio loans securities it owns to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issued or guaranteed by the U. S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

The Fund serves as the underlying investment for Variable Contracts issued by the Life Companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of Variable Contracts held in any Portfolios of the Fund. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of a

Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on contract owners with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 1, 1989, the Treasury Department released Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying Variable Contracts. The Regulations amplify the diversification requirements for Variable Contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of Variable Contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Portfolio will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolio.

The Portfolio has a name and an investment objective similar to that of the International Series of Lord Abbett Securities Trust. The performance of a separate account investing in the Portfolio is not expected to be the same as the performance of the International Series due in part to differences in their investments. Various insurance-related costs at the Life Company's separate account will also affect performance.

The Portfolio sells its shares to separate accounts of Life Companies that are unaffiliated with Lord Abbett. The Portfolio does not foresee any disadvantages to policyholders arising out of the fact that the Portfolio offers its shares to separate accounts of various

Life Companies to serve as the investment medium for their variable products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more Life Companies might be required to withdraw its investments in the Portfolio. This might force the Portfolio to sell securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of the Portfolio to any Life Company or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of shareholders of the Portfolio.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

--------------------------------------------------------------------------------

OBJECTIVE, RESTRICTION AND POLICY CHANGES. We will not change our investment objective or our fundamental investment restrictions without shareholder approval. If we determine that our objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, we may make such change by disclosing it in our prospectus.

--------------------------------------------------------------------------------

TAX STATUS

The Fund intends to cause the Portfolio to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund distributes all of its net income and gains to its shareholders (the separate accounts). The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Portfolio qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

--------------------------------------------------------------------------------

NET ASSET VALUE

Portfolio shares are sold and redeemed at a price equal to the share's net asset value. Net asset value per share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for trading by dividing the net assets of each class by the number of shares outstanding for that class at the time of calculation. The daily net asset value per share is also determined once daily on each day (other than a day during which no such shares were tendered for redemption and no order to purchase or sell such shares was received by the Fund) in which there is a sufficient degree of trading in the Portfolio's securities that the current net asset value of the Portfolio's shares might be materially affected by changes in the value of the securities.

Total assets are determined by adding the total current value of the Portfolio's securities, cash, receivables and other assets and subtracting liabilities. Portfolio shares are sold and redeemed at the net asset value next determined after receipt of the sales order or request for redemption.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Directors to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that they are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

--------------------------------------------------------------------------------

PERFORMANCE

From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Total return information will include the Portfolio's average annual compounded rate of return for a given period, based upon the value of the shares acquired through a hypothetical $1000 investment at the beginning of the specified period and the net asset or redemption value of such shares at the end of the period, assuming reinvestment of all dividends and distributions at net asset value. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time. Further information about the Fund's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling 800-874-3733.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

Printed in the U.S.A.

January 1, 1999

Lord Abbett Series Fund, Inc.
International Portfolio
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

LORD ABBETT                                                      January 1, 1999
Statement of Additional Information
Lord Abbett Series Fund, Inc.
International Portfolio

--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at the General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated December 1, 1998.

Lord Abbett Series Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under Maryland law in 1989. The Fund has 1,000,000,000 shares of authorized capital stock consisting of four portfolios. This Statement of Additional Information offers the Variable Contract shares of the International Portfolio (the "Portfolio"). They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further portfolios may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-874-3733.

                            TABLE OF CONTENTS                          Page

            1.    Investment Policies                                    2

            2.    Directors and Officers                                 3

            3.    Investment Advisory and Other Services                 5

            4.    Portfolio Transactions                                 6

            5.    Purchases, Redemptions and Shareholder Services        7

            6.    Past Performance                                      15

            7.    Taxes                                                 16

            8.    Information About the Fund                            17

1. Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Portfolio may not:
(1) borrow money, except that (i) the Portfolio may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Portfolio, buy securities of one issuer representing more than (i) 5% of the Portfolio's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Portfolio may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Portfolio's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Portfolio's common stock.

Portfolio Turnover Rate. For the first year of operation, our portfolio turnover rate is expected to be between 50% and 100%.

Investment Techniques

Lending Portfolio Securities

The Portfolio may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Portfolio's total assets. Each Portfolio loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Portfolio may pay only reasonable fees in connection with the loan and

(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Directors must terminate the loan and regain the right to vote the securities.

Repurchase Agreements

The Portfolio may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement. The Portfolio requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Portfolio to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

The Portfolio will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Portfolio otherwise may invest.

Warrants

Pursuant to Texas regulations, the Portfolio will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, we will not invest more than 5% of our net assets in rights.

Covered Call Options

As stated in the Prospectus, the Portfolio may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Portfolio forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Portfolio may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Portfolio is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Neither Portfolio intends to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

The Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities and Exchange Commission ("SEC") Release 10666 with respect to Portfolio assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of the Portfolios' commitments with respect to such written options.

Financial Futures Contracts. The Portfolio may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Portfolio will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded.

Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Portfolio's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts. The Portfolio may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Portfolio would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the Portfolio intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case we would lose the premium paid therefor.

Segregated Accounts. To the extent required to comply with SEC Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, the Portfolio will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.

2. Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York
Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri
Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Co. Age 60.

Robert Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York
Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois
Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida
Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship, Inc.
8 Sound Shore Drive
Greenwich, Connecticut
Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia
President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York
Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                   For the Fiscal Year Ended December 31, 1997

      (1)               (2)           (3)                  (4)

                                      Pension or           For Year Ended
                        Proposed      Retirement Benefits  December 31, 1997
                        Aggregate     Accrued by the       Total  Compensation
                        Compensation  Fund and             Accrued by the Fund
                        Accrued by    Twelve Other Lord    and Twelve Other Lord
                        the           Abbett-sponsored     Abbett-sponsored
Name of Director        Portfolio(1)  Funds(2)             Funds(3)
----------------        ------------  --------             --------
E. Thayer Bigelow       $1,000        $17,068              $56,000
William H.T. Bush*      $1,000        $0                   $0
Robert Calhoun, Jr.**   $1,000        $0                   $0
Stewart S. Dixon        $1,000        $32,190              $55,000
John C. Jansing         $1,000        $45,085(4)           $55,000
C. Alan MacDonald       $1,000        $30,703              $57,400
Hansel B. Millican, Jr  $1,000        $37,747              $55,000
Thomas J. Neff          $1,000        $19,853              $56,000

*     Elected director, June 17, 1998, effective as of August 13, 1998.
**    Elected director, May 5, 1998, effective as of June 17, 1998.

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. The Portfolio has not begun paying such fees. When the Portfolio starts to pay such fees, a portion of the fees payable by the Portfolio to its outside directors/trustees will be deferred under a plan that deems the deferred amounts to be invested in shares of the Portfolio for later distribution to the directors/trustees. Mr. Bush and Mr. Calhoun joined each of the boards of directors/trustees in 1998 and consequently the Funds did not accrue compensation for them in 1997.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the year ended December 31, 1998, with respect to the equity based plans established for independent directors in 1996. This plan superseded a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Hudson, Morris, Towle and Walsh are partners of Lord Abbett; the others are employees: W. Thomas Hudson, Jr., age 56; Edward K. von der Linde, age 38; Christopher Taylor, age 40 (Managing Director of Fuji Lord-Abbett International, Ltd.); Christopher J. Towle, age 41; Executive Vice Presidents; Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Zane E. Brown, age 47; Daniel E. Carper, age 47; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, before that Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 56; Robert G. Morris, age 53; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 43; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche
LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of stockholders unless one or more matters are required to be acted on by shareholders under the Act or unless called by a majority of the Board of Directors by the holders of at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting.

As of October 31, 1998, our directors and officers, as a group, owned less than 1% of our outstanding shares.

3. Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the investment manager for the Portfolio. The eight general partners of Lord Abbett who are officers and/or directors of the Fund, are: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert G. Morris, Christopher J. Towle, and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert Gerber, Stephen I. McGruder, Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, the Portfolio is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of 1%. Lord Abbett is obligated to pay the Sub-Adviser a monthly fee equal to one-half of Lord Abbett's fee. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of the Portfolio.

Lord Abbett has entered into an agreement with the Sub-Adviser, under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Portfolio's assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owns 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett owns approximately 27% of such outstanding voting stock. As of September 30, 1998, the Sub-Adviser manages approximately $915 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the International Portfolio's assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters.

As discussed in the Prospectus under "Our Management," the Portfolio is contingently obligated to repay to Lord Abbett the amounts of such assumed other expenses.

The Portfolio pays all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent auditors of the Fund and must be approved at least annually by our directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. Rules adopted by the Securities and Exchange Commission permit the International Portfolio to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The Portfolio's securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Directors of the Fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden:

Skandinaviska Enskilda Banken; Switzerland: Bank Leu; Turkey: Citibank, N.A.;
Venezuela: Citibank, N.A.

4. Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

5. Purchases, Redemptions and Shareholder Services

Securities in the Fund's portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund's Board of Directors. The Board of Directors will monitor, on an ongoing basis, the Fund's method of valuation.

Information concerning how we value our Shares for the purchase and redemption of our Shares is described in the Prospectus under "Purchases and Redemptions."

As disclosed in the Prospectus, we calculate our net asset values and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Shareholder Servicing Plan. As described in the Prospectus, under the Shareholder Servicing Plan (the "Plan"), the Portfolio, on behalf of the Class, may make payments to Lord Abbett Distributor for remittance to a Life Company for certain shareholder servicing activities of such Life Company, provided that such remittances in the aggregate do not exceed 0.25 of 1%, on an annual basis, of the average daily net asset value of shares of the Portfolio sold to such Life Company to be used as the underlying investment for variable life insurance and variable annuity contracts ("Variable Contracts").

The Plan is intended to provide additional incentives to Life Companies to provide continuiing information and investment services to variable life insurance policyholders and variable annuity contract owners who invest in the Portfolio and to encourage such persons to remain invested in the Portfolio. Variable annuity contract owners should refer to the fee table section of their separate account prospectuses for further information with respect to the effect of the Plan on their annuity contract expenses.

6. Past Performance

The Portfolio computes the average annual compounded rate of total return for the Variable Contract Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

The Portfolio's yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the Portfolio's net investment income per share earned during the period by such Portfolio' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and
(ii) the Portfolio's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

7. Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund will not be subject to Federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Portfolio will be treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Fund qualifies as a regulated investment company and for purposes of determining the Fund's net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other related income and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities (including, in certain circumstances, gains from options, futures, forward contracts and foreign currencies) held for less than three months.

The Portfolio may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

8. Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's

Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent directors of the Fund to the extent contemplated by the recommendations of such Advisory Group.

PART C OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements

            Not applicable.

      (b) Exhibits -

            [to be supplied in subsequent filing]

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

Item 26. NUMBER OF RECORD HOLDERS OF SECURITIES

      None.

Item 27. INDEMNIFICATION

Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980. In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and
Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by
Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940
Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 6,220 private accounts as of December 31, 1997. Other than acting as directors and/or officers of open-end investment companies sponsored by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, or partner of any entity except as follows:

John J.  Walsh
Trustee
The Brooklyn Hospital Center
100 Parkside Avenue
Brooklyn, N.Y.

Item 29.(a) PRINCIPAL UNDERWRITER

      Lord Abbett Mid-Cap Value Fund, Inc.
      Lord Abbett Bond-Debenture Fund, Inc.
      Lord Abbett Developing Growth Fund, Inc.
      Lord Abbett Tax-Free Income Fund, Inc.
      Lord Abbett Global Fund, Inc.
      Lord Abbett Series Fund, Inc.
      Lord Abbett U.S.  Government Money Market Fund, Inc.
      Lord Abbett Equity Fund
      Lord Abbett Tax-Free Income Trust

      Lord Abbett Securities Trust
      Lord Abbett Investment Trust
      Lord Abbett Research Fund, Inc.

INVESTMENT ADVISOR
American Skandia Trust (Lord Abbett Growth & Income Portfolio)

(b) The partners of Lord, Abbett & Co. are:

Name and Principal            Positions and Offices
Business Address(1)           With Registrant

Robert S. Dow                 Chairman and President
Paul A. Hilstad               Vice President & Secretary
Zane E. Brown                 Vice President
Daniel E. Carper              Vice President
W. Thomas Hudson, Jr.         Vice President
Robert G. Morris              Vice President
Christopher J. Towle          Vice President
John J. Walsh                 Vice President

The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert Gerber, Stephen I. McGruder, Michael McLaughlin, Robert J. Noelke and R. Mark Pennington.

      (1)   Each of the above has a principal business address:
            767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Registrant maintains the records, required by Rules 31a-1(a) and (b), and 31a-2(a) at its main office.

Lord, Abbett & Co. maintains the records required by Rules 31a-1(f) and 31a-2(e) at its main office.

Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. MANAGEMENT SERVICES

      (a) None

Item 32. UNDERTAKINGS

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge. Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the ___ day of November, 1998.

                                   LORD ABBETT SERIES FUND, INC.


                                   By    /s/ Robert S. Dow
                                         ----------------------------
                                         Robert S.  Dow,
                                         Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                              Chairman, President
/s/ Robert S. Dow             and Director                                , 1998
-------------------------     ------------------------            --------------
Robert S. Dow                 (Title)                             (Date)


                              Vice President and
/s/ Keith F. O'Connor         Chief Financial Officer                     , 1998
-------------------------     ------------------------            --------------
Keith F. O'Connor             (Title)                             (Date)


/s/ Stewart S.  Dixon         Director                                    , 1998
-------------------------     ------------------------            --------------
Stewart S. Dixon              (Title)                             (Date)


/s/ John C. Jansing           Director                                    , 1998
-------------------------     ------------------------            --------------
John C. Jansing               (Title)                             (Date)


/s/ C. Alan MacDonald         Director                                    , 1998
-------------------------     ------------------------            --------------
C. Alan MacDonald             (Title)                             (Date)


/s/ Hansel B. Millican        Director                                    , 1998
-------------------------     ------------------------            --------------
Hansel B. Millican, Jr.       (Title)                             (Date)


/s/ Thomas J. Neff            Director                                    , 1998
-------------------------     ------------------------            --------------
Thomas J. Neff                (Title)                             (Date)

/s/ E. Thayer Bigelow         Director                                    , 1998
-------------------------     ------------------------            --------------
E. Thayer Bigelow             (Title)                             (Date)


/s/ Robert B. Calhoun Jr.     Director                                    , 1998
-------------------------     ------------------------            --------------
Robert B. Calhoun Jr.         (Title)                             (Date)

/s/ William H.T. Bush         Director                                    , 1998
-------------------------     ------------------------            --------------
William H.T. Bush             (Title)                             (Date)